UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): February 27, 2009


                               THE OZONE MAN, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Florida                  000-09908               59-1947988
------------------------------    -------------   ------------------------------
 (State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)            File Number)         Identification No.)


         9454 Wilshire Blvd., Penthouse, Beverly Hills, CA       90212
       ----------------------------------------------------   ----------
              (Address of principal executive offices)        (Zip Code)


                                  (800) 525-1698
               --------------------------------------------------
               Registrant's telephone number, including area code


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

ITEM 3.02 Recent Sales of Unregistered Securities

     On or about February 27, 2009, The Registrant completed the sale of $5,000,000 in common stock and Series B Convertible Preferred stock. The total offering price was $5,000,000 and no commissions were paid. The Registrant relied on the exemption from registration provided by Regulation D, Rule 505, of the Securities Act of 1933, as amended, and Section 4(2) thereof, as a sale of securities not involving a public offering. A total of 350,000 common shares and 3,250 preferred shares, convertible into 650,000 common shares, were sold.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE OZONE MAN, INC.

Date: February 28, 2009                     By: /s/ Halden Shane
                                               ---------------------------
                                               Halden Shane
                                               Principal Executive Officer